                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]    Preliminary Proxy Statement
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12



                           RX MEDICAL SERVICES CORP.
            --------------------------------------------------------
                              (Name of Registrant)


            --------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)      Title of each class of securities to which transaction applies:

               ------------------------------------------------------------
      (2)      Aggregate number of securities to which transaction applies:

               ------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

               ------------------------------------------------------------
      (4)      Proposed maximum aggregate value of transaction:

               ------------------------------------------------------------
      (5)      Total fee paid:

               ------------------------------------------------------------

       * Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing be registration statement number, or the Form or Schedule and the date of its filing.


                  (1)      Amount Previously Paid:

                           -------------------------------------------------

                  (2)      Form, Schedule or Registrations Statement No.:

                           -------------------------------------------------

                  (3)      Filing Party:

                           -------------------------------------------------

                  (4)      Date Filed:

                           -------------------------------------------------

                           RX MEDICAL SERVICES CORP.
                     888 EAST LAS OLAS BOULEVARD, SUITE 210
                         FORT LAUDERDALE, FLORIDA 33301

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                               NOVEMBER 20, 1997

TO OUR STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting (the "Annual Meeting") of the Stockholders of Rx MEDICAL SERVICES CORP., a Nevada corporation (the "Company"), will be held on November 20, 1997, at 10:00 a.m., local time, at the Hyatt Regency Columbus Hotel, 350 North High Street, Columbus, Ohio 43215, for the following purposes:

         1. To elect five directors to hold office for a term of one year and until their successors are elected and qualified.

         2. To transact such other business as may properly come before the Annual Meeting or any and all postponements or adjournments thereof.

         The Board of Directors has fixed October 1, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof, and only stockholders of record at the close of business on that date are entitled to notice of and to vote at such meeting.

         You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, please complete, date and sign the enclosed proxy and return it promptly.

                                By Order of the Board of Directors

                                Joseph C. Wasch
                                Acting Secretary

Fort Lauderdale, Florida October 10, 1997
-------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SENDING IN THE PROXY WILL NOT PREVENT YOU FROM VOTING AT THE ANNUAL MEETING.
-------------------------------------------------------------------------------

                           RX MEDICAL SERVICES CORP.
                     888 EAST LAS OLAS BOULEVARD, SUITE 210
                         FORT LAUDERDALE, FLORIDA 33301

                                PROXY STATEMENT

               NOVEMBER 20, 1997 - ANNUAL MEETING OF STOCKHOLDERS

                            SOLICITATION, VOTING AND
                            REVOCABILITY OF PROXIES

PROXY SOLICITATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by Rx Medical Services Corp. (the "Company") for use at the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on November 20, 1997, at 10:00 a.m., local time, at the Hyatt Regency Columbus Hotel, 350 North High Street, Columbus, Ohio 43215, and any and all postponements or adjournments thereof, for the purposes set forth below and in the accompanying Notice of Annual Meeting.

         The Notice of Annual Meeting, this Proxy Statement and the enclosed proxy were first mailed to the Company's stockholders on or about October 15, 1997. Only stockholders of record at the close of business on October 1, 1997, will be entitled to notice of and to vote at the Annual Meeting or any and all postponements or adjournments thereof.

         The Company's 1996 Annual Report, a copy of which is also enclosed herewith, contains the Company's financial statements for its fiscal year ended December 31, 1996.

         The principal executive offices of the Company are located at 888 East Las Olas Boulevard, Suite 210, Fort Lauderdale, Florida 33301, and the Company's telephone number is (954) 462-1711.


PROXIES

         Shares of the Company's common stock, par value $.002 per share (the "Common Stock"), and preferred stock, par value $.001 per share (the "Preferred Stock"), which are entitled to vote at the Annual Meeting and which are represented by properly executed proxies, will be voted in accordance with the instructions indicated in such proxies and at the discretion of the proxy holders on all other matters that properly come before the Annual Meeting.

         If the enclosed form of proxy card is properly completed, signed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted FOR Proposal No. 1 to elect the five persons nominated as directors of the Company. Except for procedural matters incident to the conduct of the Annual Meeting, the Company does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting.

         ANY PROXY GIVEN PURSUANT TO THIS SOLICITATION MAY BE REVOKED BY THE PERSON GIVING IT AT ANY TIME BEFORE IT IS VOTED. Proxies may be revoked by (i) filing with the Acting Secretary of the Company prior to the date of the Annual Meeting written notice of revocation bearing a later date than the proxy, (ii) duly executing and delivering to the Acting Secretary of the Company prior to the date of the Annual Meeting a subsequent proxy relating to the same shares of Common Stock or (iii) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy unless the stockholder votes his or hers shares of Common Stock in person at the Annual Meeting. Any notice revoking a proxy should be sent to the Acting Secretary of the Company at the Company's principal executive offices, in a manner designed to ensure that it is received by the Acting Secretary prior to the date of the Annual Meeting.

         The solicitation of proxies to which this Proxy Statement relates is made by and on behalf of the Company's Board of Directors (the "Board"). The cost of soliciting the proxies in the form enclosed herewith will be borne BY the Company. The Company will supply proxies and proxy materials, as requested, to brokerage houses and other custodians, nominees and fiduciaries for transmission to the beneficial owners of the Common Stock and will reimburse them for their reasonable expenses in so doing. In addition to the use of the mails, proxy solicitations may be made by telephone and telegraph by officers, directors or agents of the Company.

         A list of all of the Company's stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and will be available for inspection for ten (10) days prior to the Annual Meeting during normal business hours at the Company's principal executive offices located at 888 East Las Olas Boulevard, Suite 210, Fort Lauderdale, Florida 33301, for such purposes as may be permitted under the Nevada General Corporation Law.


RECORD DATE AND VOTING RIGHTS

         The Board has fixed the close of business on October 1, 1997, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 9,164,117 shares of Common Stock and an aggregate of 1,022,758 shares of two series of Preferred Stock outstanding and entitled to vote at the Annual Meeting. No other class of capital stock of the Company is outstanding. Each outstanding share of Common Stock and Preferred Stock is entitled to one vote per share. The Common Stock and Preferred Stock vote together as a single class with respect to the matters on the agenda for the Annual Meeting. There are no cumulative voting rights. Only votes cast "For" a matter constitute affirmative votes. Proxy cards which are voted by marking "Withheld" or "Abstain" on a particular matter are counted for quorum purposes, but since they are not cast "For" a particular matter, they will have the same effect as negative votes or votes "Against" a particular matter. If a validly executed proxy card is not marked to indicate a vote on a particular matter and the proxy granted thereby is not revoked before it is voted, it will be voted "For" such matter. Where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), such broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum only and will not have the same effect as negative votes or votes "Against" a particular matter. Holders of a majority of the shares of Common Stock and Preferred Stock eligible to vote at the Annual Meeting present in person or by proxy, or holders of 5,093,438 shares in the aggregate, will constitute a quorum for the transaction of business at the Annual Meeting.

         To be elected, a director must receive a plurality of the votes cast by the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                         AND MANAGEMENT OF THE COMPANY

Each share of Preferred Stock of the Company contains voting rights equivalent to one share of RXM Common Stock. The Company currently has two series of preferred stock outstanding, designated Series C and F. Effective November 1, 1996, the holder of the Company's Series E Preferred Stock exercised its right to receive 625,000 shares of the Company's Common Stock in converting the existing 1,250,000 shares of Series E Preferred Stock. The Preferred Shares had been issued to the Company's primary lender, National Century Financial Enterprises, Inc. (the "Financing Source") in 1994 in connection with the disposition of the balance of the Company's real estate portfolio. On all matters submitted for vote by the stockholders of the Company, including the election of directors, the shares of Preferred Stock and the Company's Common Stock vote together as a single class except as may otherwise be required by law. At December 31, 1996, the 1,325,000 common shares in the name of the Financing Source were transferred to Intercontinental Investment Associates, Ltd. ("IIA"), a Nevada limited liability company affiliated with the Financing Source. At December 31, 1996, 422,488 shares of Series C Preferred Stock outstanding were owned of record and beneficially by three directors of the Company, Michael L. Goldberg, Donald J. Brumlik and Morris Behar. Messrs. Brumlik and Behar are not nominees for election as directors at the Annual Meeting.

The following table sets forth information as of July 31, 1997, with respect to all stockholders known by the Company to be the direct or indirect beneficial owners of five percent (5%) or more of the Company's voting securities and by the executive officers and directors of the Company as a group. Each percentage is calculated by assuming that the named stockholder converted or exercised all of such stockholder's securities convertible within the next 60 days into, or exercisable for, shares of the Company's Common Stock at a time when no other stockholder did so, irrespective of the conversion or exercise price thereof. Except as otherwise noted, all persons and entities have sole voting and investment power with respect to their shares.


                                                                        AMOUNT AND NATURE
            NAME AND ADDRESS OF                                           OF BENEFICIAL         PERCENTAGE
             BENEFICIAL OWNER                   TITLE OF CLASS            OWNERSHIP (1)          OF CLASS
             ----------------                   --------------            -------------          --------
Michael L. Goldberg                                 Common                 514,633 (2)              5.6%
(also a director)                                 Preferred                 63,836 (3)              6.2%
888 East Las Olas Blvd., Suite 210
Fort Lauderdale, FL  33301

Morris Behar                                        Common                 257,245 (4)              2.8%
(also a director)                                 Preferred                341,893 (5)             33.4%
209 State Street
Oldsmar, FL  34677

Kachina, Inc.                                       Common                 750,000 (6)              8.2%
6125 Memorial Drive
Dublin, OH  43017

Intercontinental Investment Assoc.                  Common               1,325,000 (7)             14.5%
6125 Memorial Drive
Dublin, OH  43017

Directors:  (all with an address at
888 East Las Olas Blvd., Suite 210
Fort Lauderdale, FL  33301

Donald J. Brumlik                                   Common                 368,995 (8)              4.0%
                                                  Preferred                 16,759 (9)              1.6%
Don L. Dominick                                     Common                  79,112(10)              .86%
Phillip E. Pearce                                   Common                  39,914(11)              .43%
Michael J. Pickering, M.D.                          Common                  82,345(12)              .90%
Randolph H. Speer                                   Common                 108,000(13)              1.2%

All Executive Officers, Directors                   Common               1,450,244(14)             15.8%
 and Nominees as a Group                          Preferred                422,488(15)             41.3%


         (1) As of July 31, 1997, there were 9,164,117 shares of RXM Common Stock and 1,022,758 shares of Preferred Stock issued and outstanding.

         (2) Includes 241,250 shares representing stock options exercisable within 60 days.

         (3) Represents 2,014,824 shares of RXM Common Stock that may be obtained by conversion of Series C Preferred Stock.

         (4) Includes 25,000 shares representing stock options exercisable within 60 days and 232,245 shares of RxM Common Stock registered in the name of Gulf Coast Medical, Inc., a company controlled by Mr. Behar.

         (5) Represents 10,790,997 shares of RXM Common Stock that may be obtained by conversion of Series C Preferred Stock. Of the 341,893 shares of Series C Preferred Stock attributable to Mr. Behar, 56,26 shares are registered in the name of Gulf Coast Medical, Inc.

         (6) (7) In July 1996, Kachina distributed, in equal amounts, the 750,000 shares to Lance K. Poulsen, Donald H. Ayers, Rebecca
                  S. Parrett and Barbara C. Larson. These individuals are officers, directors and the sole shareholders of the Financing Source, Kachina and IIA and may be deemed to be the beneficial owners of the shares of RXM Common Stock owned by the Financing Source and its affiliates, Kachina and IIA.

         (8) Includes 159,500 shares representing stock options exercisable within 60 days.

         (9) Represents 528,956 shares that may be obtained by conversion of Series C Preferred Stock.

         (10) Includes 12,500 shares representing stock options exercisable within 60 days.

         (11) Consists of 39,914 shares representing stock options exercisable within 60 days.

         (12) Includes 56,409 shares representing stock options exercisable within 60 days.

         (13) Includes 100,000 shares representing stock options exercisable within 60 days.

         (14) Includes 578,323 shares representing stock options exercisable within 60 days.

         (15) Represents 13,334,777 shares that may be obtained by conversion of Series C Preferred Stock.




                         COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Ownership of and transactions in the Company's securities by executive officers and directors of the Company and owners of ten percent (10%) or more of the Common Stock are required to be reported to the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934.

         The Company does not have knowledge of any failure to file a required form to report such ownership and transactions.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

GENERAL

         The Company's by-laws provide that the number of directors be not less than three nor more than ten. The actual number of directors is determined by resolution of the Board from time to time. The number of directors is currently set at nine. Only five persons, however, have been nominated as directors, and proxies may only be voted for no more than five nominees. The Board has not reduced the number of directors because, although a vacancy may be filled by a majority of the directors then in office though less than a quorum, a newly created directorship may only be filled at an annual or special meeting of stockholders.

         Directors need not be stockholders of the Company nor residents of the State of Nevada. Directors are elected each year by the stockholders and generally hold office until the next Annual Meeting of Stockholders and until a successor has been duly elected and qualified. A director appointed by the directors to fill a vacancy on the Board holds office until the next annual election and until his successor is duly elected and qualified.

         The nominees for election to the office of director, and certain information with respect to their ages and backgrounds, are set forth below. It is the intention of the persons named in the accompanying proxy card, unless otherwise instructed, to vote to elect the nominees named herein as directors. Each nominee has consented to be named in this Proxy Statement and to serve if elected. In the event any nominee should become unable to serve as a director, the persons authorized by the proxy will vote for the election of a substitute recommended by the Board in place of that nominee.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

NOMINEES

         The table below sets forth certain information with respect to the candidates nominated for election as directors of the Company at the Annual
Meeting:


                                    DIRECTOR
NAME                                 SINCE          POSITION(S) CURRENTLY HELD
----                                 -----          --------------------------
MICHAEL L. GOLDBERG                 1990             CHAIRMAN OF THE BOARD AND CHIEF
                                                     EXECUTIVE OFFICER

RANDOLPH H. SPEER                   1994             DIRECTOR, PRESIDENT AND CHIEF OPERATING
                                                     OFFICER

LANCE K. POULSEN                       -             CHAIRMAN, NATIONAL CENTURY FINANCIAL
                                                     ENTERPRISES, INC.

PHILLIP E. PEARCE                   1992             DIRECTOR

MICHAEL J. PICKERING                1990             DIRECTOR

                 BUSINESS EXPERIENCE OF NOMINEES FOR DIRECTORS

Michael L. Goldberg, 48 (a director since 1990). Mr. Goldberg was an Assistant District Attorney in the Philadelphia District Attorney's office from 1974 to 1977 before entering private practice with a specialty in complex commercial litigation. Mr. Goldberg joined the Company in May 1990. He was Chairman, President and Chief Executive Officer of the Company from November 1991 to June 1994 at which time he relinquished the position of President.

Randolph H. Speer, 47 (a director since 1994). Mr. Speer was named President and Chief Operating Officer of the Company in July 1994 and in August 1994, he was appointed to the Board of Directors. Previously, Mr. Speer was Senior Vice President, Treasurer and Chief Financial Officer of Summit Health Ltd. from April 1989 through April 1994. In December 1993, Summit Health Ltd. was merged into OrNda HealthCorp. Previous to Summit Health Ltd., from January 1981 until April 1989, Mr. Speer was Vice President and Chief Financial Officer of Sierra Land Group, Inc. which, prior to the merger with OrNda HealthCorp., was the largest shareholder of Summit Health Ltd. Mr. Speer is a CPA licensed in the State of California.

Lance K. Poulsen, 54. Mr. Poulsen is the Chairman and Chief Executive Officer of National Century Financial Enterprises, Inc. which he co-founded in January 1991. He also co-founded National Premier Financial Services, an affiliate of National Century, in 1985. Mr. Poulsen directs the finance administration and securitization divisions of National Century's nine healthcare finance companies. Mr. Poulsen is a former member of the board of directors and trustee of United Fire Insurance and Associated Life of Chicago and the Rubber Manufacturers of America. He is currently vice president and a director of HFMA and a director of National Junior Achievement. Mr. Poulsen holds a B.S. degree from Roosevelt University in Chicago, IL and a M.A. in international business and marketing science from the University of Iowa.

Phillip E. Pearce, 67 (a director since 1992). Mr. Pearce has been in the investment banking and securities business since receiving his Graduate Degree from the Wharton School in 1954. From 1969 to 1983, he served as Senior Vice President and a Director of E.F. Hutton of New York City, served on the Board of Governors of the New York Stock Exchange and was Chairman of the Board of Governors of the National Association of Securities Dealers, Inc. From 1983 to 1988, Mr. Pearce served as President of Phillip E. Pearce & Co., and since 1988 has been a partner in Pearce-Henry Capital Corp. of Charlotte, North Carolina, an investment banking firm. Mr. Pearce was also a contributing author and editor of the Dow Jones publication of the Stock Market Handbook, and sat on the advisory council to the Securities and Exchange Commission on The Institutional Study of the Stock Markets.

Michael J. Pickering, M.D., 65 (a director since 1990). Dr. Pickering has practiced as a medical doctor specializing in nephrology since receiving his medical degree from the University of Florida in 1961. He has certifications from the American Board of Internal Medicine and the American Board of Internal Medicine in the Subspecialty of Nephrology and is a member of the American and Florida Medical Associations, is a Fellow, American

College of Physicians, and is a member of the American Society of Artificial Internal Organs, American Society of Internal Medicine, the American Society of Nephrology, the Florida Society of Internal Medicine, the Florida Society of Nephrology, the Hillsborough County Medical Association, the International Society of Nephrology, the National Kidney Foundation, the Southeastern Dialysis and Transplantation Association, the South-Eastern Organ Procurement Foundation, the Royal Society of Health and the American Board of Quality Assurance & Utilization Review Physicians. Dr. Pickering currently practices medicine, serves as an Associate Professor of Medicine at the University of Florida and is a frequent speaker and lecturer on his area of specialty throughout the country. He also has had articles and abstracts published in more than one hundred medical journals and medical conferences.

         The Board knows of no reason why any nominee will be unable or refuse to accept election. If any nominee becomes unable or refuses to accept election, however, the Board will either reduce the number of directors standing for election or select a substitute nominee. If a substitute nominee is selected, proxies received will be voted in favor of such nominee.

         If elected, all nominees are expected to serve until the 1998 Annual Meeting and until their successors are duly elected and qualified.

         The affirmative vote of the holders of a plurality of the shares represented in person or by proxy at the Annual Meeting are required for the election of directors.

              INFORMATION CONCERNING BOARD AND COMMITTEE MEETINGS

         During the fiscal year ended December 31, 1996, the Board held one meeting. Each incumbent member of the Board attended this meeting. The Board of Directors has established an Audit Committee and a Compensation Committee. However, such committees have not met since 1995 and the functions of such committees since 1995 have been performed by the Board of Directors.

                               EXECUTIVE OFFICERS

         The following are the executive officers of the Company, their respective ages, the office of the Company held by each and the year in which each was first elected an officer. Each executive officer will hold office until the next annual meeting of the Board or until their respective successors have been duly elected and qualified.


Officer's Name             Age                Office            Officer Since
--------------             ---                ------            -------------

Michael L. Goldberg        48        Chairman of the Board and  November 1991
                                     Chief Executive Officer

Randolph H. Speer          47        President and              July 1994
                                     Chief Operating Officer

For information regarding Messrs. Goldberg and Speer, see descriptions above.

                           SUMMARY COMPENSATION TABLE

The following table provides a summary of cash and non-cash compensation for each of the fiscal years ended December 31, 1996, 1995 and 1994 with respect to the Company's Chief Executive Officer and the other executive officers whose compensation exceeded $100,000 in the fiscal year ended December 31, 1996 (the "Named Officers"):



                                                                                                     Long Term
                                                                                                   Compensation
                                                            Annual Compensation                       Awards
                                              ----------------------------------------------------------------------
                                                                                                    Securities
                                                                              Other Annual          Underlying
    Name and Principal Position        Year      Salary ($)     Bonus ($)   Compensation ($)     Option/SARs (#)
    ---------------------------        ----      ----------     ---------   ----------------     ---------------
Michael L. Goldberg                    1996       165,000          -0-             -0-                 -0-
  Chief Executive Officer              1995       165,000          -0-             -0-                 -0-
                                       1994       165,000          -0-           -5,700-             175,000

Randolph H. Speer                      1996       200,000          -0-             -0-                 -0-
  President and Chief                  1995       200,000          -0-             -0-                 -0-
  Operating Officer                    1994        76,900(1)       -0-             -0-               100,000

-------------------
(1) Mr. Speer's annual salary is $200,000. He commenced employment with the Company in August 1994.



                                 STOCK OPTIONS

There were no grants of stock options by the Company to the Named Officers during 1996.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

The following table sets forth the information with respect to the Named Officers concerning the exercise of options during 1996 and unexercised options held as of December 31, 1996:

           (a)                (b)            (c)                     (d)                            (e)
                                                            Number of Securities           Value of Unexercised
                                                           Underlying Unexercised         In-the-Money Options at
                                                            Options at FY-End (#)               FY-End ($)
                                                        ------------------------------  ----------------------------
                          Shares
                         Acquired on
           Name          Exercise (#)  Value Realized($)  Exercisable   Unexercisable    Exercisable  Unexercisable
           ----          -----------   ----------------   -----------   -------------    -----------  -------------
  Michael L. Goldberg         -0-            -0-         200,000 (1)        -0-             -0-           -0-

  Randolph H. Speer           -0-            -0-         100,000 (1)        -0-             -0-           -0-


-------------------------
(1) The exercise prices of these options are greater than the current market value per share of the Company's Common Stock as of that date.



Compensation of Directors
It has been the policy of the Company not to compensate its directors for their services as directors; however, in July 1993, the Company granted options to purchase 12,500 shares of the Company's Common Stock to each director as compensation for their respective services as directors. It is the policy of the Company not to pay its directors for attending Board or committee meetings, but the Company reimburses directors for travel expenses incurred in attending such meetings.


Report on Executive Compensation
The following report, which documents the components of the Company's executive officer compensation program with respect to the executive officers of the Company, was included in Company's annual report for its fiscal year ended December 31, 1995. The compensation levels of the Company's executive officers have not changed since the date of that report. Because no determination to change the compensation levels of any of the Company's executive officers has been made since the date of such report, it is repeated in its entirety:

          "Compensation Philosophy and Strategy With regard to executive compensation, the Company's strategy is to maintain a strong pay-for-performance culture and align reward systems with shareholders' interests. The compensation structure is intended to reflect the Company's current financial circumstances and places a heavy emphasis on the long-term objectives of increasing value and providing significant returns to shareholders. The particular elements of the compensation program for executive officers are explained below:

            - BASE SALARY. Attract and retain executive officers by delivering a competitive rate of base pay. Market competitive rates are determined by comparison with average compensation levels of comparable companies. The Board of Directors believes that the average pay of these companies is a reasonable reference point to which to target and manage base pay over time, recognizing the Company's growth potential and need for executive-level experience and skills in the current phase of the Company's development. Until recently, the Company had been unable to compensate its executive officers at a competitive rate and, therefore, chose to supplement the base salary of its executive officers with Stock Option awards, as more fully described below.

              STOCK OPTION PROGRAM. The Company, through its 1992 Long Term Incentive Plan, offers a stock option program to its executive officers. The Board strongly believes that by providing those persons who have substantial responsibility for the management and growth of the Company with an opportunity to increase their ownership of Company stock, the best interests of shareholders and executives will be closely aligned. This is particularly important given the Company's current financial condition. The Compensation Committee believes that stock options are an excellent vehicle for compensating its employees because options tend to reward their holders for realizing longer term market performance. As with other compensation components, the Compensation Committee looks to individual performance as a guide in determining option awards to executives.

              ANNUAL INCENTIVE COMPENSATION. The Company is authorized pursuant to the 1992 Long Term Incentive Plan to provide annual incentive pay to its executive officers in cash; however, no such compensation has been provided to date. The Committee believes that this policy is appropriate given the difficulties faced by the Company. The Company intends to implement the practice of providing annual incentive pay once the Company's earnings and cash flow are sufficient to justify such a program. The purpose of such annual incentive compensation would be to deliver competitive levels of compensation for the attainment of strategic goals that the Board believes are primary determinants of financial stability and share price over time.

         Chief Executive Officer Compensation
         In considering the compensation for the Chairman and Chief Executive Officer, the Committee considered both Company and individual performance. Factors considered include how well the CEO performed in:
          -    Establishing strategic direction for the Company.
          -    Building and maintaining a sound management team.
          - Providing leadership to achieve the Company's goals and objectives.
          - Taking the actions necessary to reduce the Company's losses and otherwise improve its financial condition.

          The Committee has made the following determination regarding the compensation of Mr. Goldberg:
           - Mr. Goldberg's base salary was changed to $165,000 effective January 1, 1992. His prior annual salary was $60,000. The Committee believes that a salary increase was justified given the growth of the Company despite its then current financial condition and Mr. Goldberg's willingness to accept a lower than competitive pay level during such growth. Mr. Goldberg's current base salary is still significantly below the levels of CEO positions at comparable medical laboratory companies. Given the Company's financial difficulties, the Board believes Mr. Goldberg's base salary has been at an appropriate level and expects that it will not increase until the Company becomes profitable and achieves it performance objectives.
           - Mr. Goldberg did not receive annual incentive cash compensation for his performance in 1995. The Committee recommends that Mr. Goldberg be eligible to receive such annual incentive cash compensation when the Company becomes profitable.
           - Mr. Goldberg received stock options to purchase 57,500 shares of the Company's Common Stock in 1994.

     Chief Operating Officer Compensation
     Mr. Speer commenced employment with the Company in August 1994 and is the Company's President and Chief Operating Officer. Mr. Speer's base salary of $200,000 per year was approved by the Board of Directors at the time Mr. Speer was hired. In addition, at the commencement of his employment with the Company, Mr. Speer received stock options to purchase 100,000 shares of the Company's Common Stock. Neither the Board nor the Committee have established specific Company and individual performance criteria in 1995 pertaining to Mr. Speer.

     Conclusion
     The Committee believes that its stated compensation philosophy serves the Company's best interests and believes its decision regarding 1995 executive compensation adequately reflects the significant challenges the Company faced in 1995 and the current operating environment."

         THE BOARD OF DIRECTORS
                  Michael L. Goldberg
                  Randolph H. Speer
                  Donald J. Brumlik
                  Morris Behar
                  Don L. Dominick
                  Phillip E. Pearce
                  Michael J. Pickering, M.D.

Performance Graph

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN *
     AMONG RX MEDICAL SERVICES CORP., THE NASDAQ STOCK MARKET (U.S.) INDEX
             AND THE S & P HEALTH CARE (HOSPITAL MANAGEMENT) INDEX

                                                               Cumulative Total Return
                                                 --------------------------------------------------
                                                 12/91    12/92    12/93    12/94    12/95    12/96
RX MEDICAL SERVICES CORP.               RXMS      100      147      126       40       15         1

NASDAQ STOCK MARKET (U.S.)              INAS      100      116      134      131      185       227

S & P HEALTH CARE (HOSPITAL MGMT)       IHSM      100       78      117      125      174       204

----------------------------------
* $100 invested on 12/31/91 in stock or index including reinvestment of dividends. Fiscal year ending December 31.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to an agreement, dated April 20, 1994 (the "Merger Agreement"), with an affiliate of Kachina, Inc. ("Kachina"), the Company will sell, and Kachina will purchase, up to 500,000 shares of RXM Common Stock at $6.00 per share, subject to the completion of future acquisitions by the Company. This is in addition to the 500,000 shares of RXM Common Stock previously issued to Kachina as part of the Merger Agreement. The additional 500,000 shares are to be sold to Kachina on the basis of 100,000 shares for every $4.0 million paid by the Company in acquisition price, inclusive of consideration to be paid in cash, property, services, stock, assumption of debt or other form of benefit to the seller. Accordingly, the Company may receive up to an additional $3.0 million for the additional shares of RXM Common Stock to be so issued. The Financing Source is an affiliate of Kachina.

In conjunction with the Merger Agreement, on April 20, 1994, the Company entered into an agreement-in-principle (the "Purchase Commitment") with the Financing Source, pursuant to which the Financing Source, through one or more of its subsidiaries or affiliates, would provide up to $20.0 million to be used to purchase the medical accounts receivable of businesses which may be acquired in the future by the Company. The terms of the Purchase Commitment are to be substantially similar to the terms of the present purchase arrangement between Manatee and affiliates of the Financing Source, pursuant to which the Company's accounts receivable are financed. The Company has utilized the Purchase Commitment to obtain the funds required to acquire CHC in July 1995, the Company's hospital management subsidiary. In addition, the Company agreed to employ a new executive officer who would also be a member of the Company's Board of Directors. Pursuant to that agreement, Randolph H. Speer was elected President and Chief Operating Officer of the Company by the Board of Directors and serves as a member of the Board of Directors.

On September 20, 1994, the Company entered into an agreement which resulted in the disposition of the wrap mortgage portfolio owned by a partnership in which a subsidiary of the Company is the general partner. The transaction entailed a transfer of the partnership's mortgage portfolio and a return to the Company for cancellation of the 286,287 shares of the Company's Series B Preferred Stock which was contributed by the Company to the partnership. In addition, the sum of $200,000 has been paid in settlement of outstanding obligations totaling $242,000 owed to an individual unaffiliated with the Company, who performed consulting services to the partnership. The Financing Source provided the Company with a loan of $200,000 to make the aforesaid settlement payment and the Financing Source received as collateral, to secure repayment of that loan, a pledge of 286,287 shares of a new class (Series D) of the Company's Preferred Stock. The loan by the Financing Source to the Company was by a note, originally for one year, at an interest rate of 20%, payable monthly, interest only, with a balloon payment of $200,000, plus any accrued interest, due on September 19, 1995. On September 26, 1995, the due date of this loan was extended until January 31, 1996, and subsequently further extended until September 30, 1997. Effective December 31, 1996, however, the Financing Source canceled the note and added the principal and accrued interest on this loan, totaling $243,333.29, to the outstanding balance of the debt due to Financing Source. As a result of the cancellation of the note, the shares of the Company's Series D Preferred Stock were released from the pledge.

On October 20, 1994, the Company entered into an agreement, pursuant to which the Company divested itself of its interests in, and future obligations with respect to, the balance of its real estate portfolio. In consideration for the payment of $1,250,000 in cash, provided to the Company by the Financing Source pursuant to the transaction described below, and the issuance by the Company of stock options to purchase 50,000 shares of RXM Common Stock exerciseable at $1.00 per share, the Company was completely released from any and all liability resulting from and out of the operations of its income properties.

To consummate the above-described transaction, the Company sold to the Financing Source for $1,250,000, (a) 700,000 shares of RXM Common Stock and (b) 1,250,000 shares of a new Series E Convertible Preferred Stock. The Series E Preferred Stock provides for an annual dividend of 12%, payable monthly, and is convertible into Common Stock at the rate of one share of RXM Common Stock for every two shares of Series E Preferred Stock. The conversion in any one calendar quarter cannot exceed 156,250 shares of RXM Common Stock, and any shares of Series E Preferred Stock not converted by November 1, 1996 shall automatically convert to shares of RXM Common Stock as of that date. The Company agreed, with respect to the 700,000 shares of RXM Common Stock issued on October 24, 1994, which had a market value as of that date of $787,500, and the 625,000 shares of RXM Common Stock to be issued on conversion of the Series E Preferred Stock, to include all of these shares in a registration statement that the Company had previously filed with the Securities and Exchange Commission, which registration statement has not yet been declared effective. As of December 31, 1994, a total of $29,589 has accrued on account of dividends payable on the Series E Preferred Stock. As part of this transaction, and the transaction referred to above, relating to the disposition of the Company's wrap mortgage portfolio, the Company issued 250,000 shares of RXM Common Stock with a market value of $265,625 on the date of issuance (September 26, 1994), to an affiliate of the Financing Source.

In consideration of the funding of $1.0 million by the Financing Source to facilitate the acquisition by the Company of CHC, the Company pledged to the Financing Source all of the issued and outstanding common and preferred stock of CHC as collateral for the repayment of that loan.

On March 29, 1996, an affiliate of the Financing Source, purchased the Whitwell Medical Center, Whitwell, Tennessee and the Dickenson County Medical Center, Clintwood, Virginia, and simultaneously with the purchase, leased the two facilities to subsidiaries of CHC for a term of 20 years pursuant to separate operating agreements. Under the operating agreements, CHC is to pay a stipulated rental for the facilities and equipment contained therein. In a related agreement, CHC was granted an option to purchase both hospitals, exerciseable at any time prior to May 1, 1997, for a purchase price equal to the assumption of all liabilities and indebtedness attributable to or secured by the land, buildings and equipment comprising both facilities. As of May 1, 1997, CHC transferred its option to purchase the Whitwell Medical Center to Ameris Health Systems of

Nashville, Tennessee ("Ameris"). Subsequently, the option was exercised by Ameris, and Whitwell Medical Center was sold to Ameris on October 31, 1996. The exercise date of CHC's option to purchase Dickenson County Medical Center has been extended to December 31, 1997.

                          MATTERS RELATING TO AUDITORS

         For the preceding five years, the Company's independent certified public accountants have been Grant Thornton, LLP. As Grant Thornton, LLP has yet to make a proposal for the 1997 annual audit of the Company, no recommendation is made for the selection of the Company's independent certified public accountants for the current year.

         Representatives of Grant Thornton, LLP are not expected to be in attendance at the 1997 Annual Meeting of Stockholders.

                         ANNUAL REPORT TO STOCKHOLDERS

         The Company's 1996 Annual Report to Stockholders on Form 10-K is enclosed herewith.

                            STOCKHOLDERS' PROPOSALS

         The Company welcomes comments or suggestions from its stockholders, including any recommendations stockholders may have as to future directors of the Company. In the event that a stockholder desires to have a proposal formally considered at the Company's 1998 Annual Meeting of Stockholders, and included in the Proxy Statement for that meeting, the proposal must be received in writing by the Company's Secretary on or before January 31, 1998.

ADDITIONAL BUSINESS

         As of the date of this Proxy Statement, the Board of Directors does not know of any other matters that will come before the 1997 Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote such proxy at their discretion.

                                By Order of the Board of Directors

                                Joseph C. Wasch
                                Acting Secretary

Fort Lauderdale, Florida
October 10, 1997

                                   APPENDIX A

[X] PLEASE MARK VOTES             REVOCABLE PROXY
    AS IN THIS EXAMPLE          Rx MEDICAL SERVICES CORP.
                                                                 WITH  FOR ALL
    ANNUAL MEETING NOVEMBER 20, 1997       PROPOSAL NO.1    FOR  HOLD  EXCEPT
  THIS PROXY IS SOLICITED ON BEHALF OF     1. Election of
        THE BOARD OF DIRECTORS                the following [ ]   [ ]    [ ]
                                              nominees as Directors to serve
                                              in such capacities until their
                                              successors are duly elected and
                                              qualified (except as marked to
                                              the contrary below):
Joseph C. Wasch and Rita E. Tholt and
each of them, as proxies, with full        RANDOLPH H. SPEER, LANCE K. POULSEN,
power of substitution on each of them,     MICHAEL L. GOLDBERG, PHILLIP E. PEAR
are hereby authorized to represent and     CE, AND MICHAEL J. PICKERING
to vote, as designated below and on
the reverse side, upon the following       INSTRUCTION: TO WITHHOLD TO VOTE FOR
proposals and in the discretion of the     ANY INDIVIDUAL NOMINEE, MARK "FOR ALL
proxies on such other matters as may       EXCEPT" AND WRITE THAT NOMINEE'S NAME
properly come before the Annual            IN THE SPACE PROVIDED BELOW,
Meeting of Stockholders of Rx Medical
Services Corp. to be held at the Hyatt     -------------------------------------
Regency Columbus Hotel, Columbus, Ohio
on November 20, 1997 at 10:00 a.m., or     UNLESS OTHERWISE DIRECTED, THIS PROXY
any adjournment(s), postponement(s),       WILL BE VOTED "FOR" PROPOSAL NO. 1
or other delay(s) thereof (the "Annual     AND WILL BE VOTED IN THE DISCRETION
Meeting"), all shares of stock of Rx       OF THE PROXIES ON SUCH OTHER MATTERS
Medical Services Corp. to which the        AS MAY PROPERLY COME BEFORE THE
undersigned is entitled to vote at the     ANNUAL MEETING. THE BOARD OF
Annual Meeting. The following              DIRECTORS RECOMMENDS THAT
proposals are more fully described in      STOCKHOLDERS VOTE "FOR" PROPOSAL NO.
the Notice of and and Proxy Statement      1.
for the Annual Meeting(receipt whereof
is hereby acknowledged).                   (Please sign exactly as name appears
                                           on this card, date and return. If
                                           shares are held by joint tenants,
                                           both should sign. When signing as
                                           attorney, executor, administrator,
                                           trustee or guardian, please give full
                                           title as such. If a corporation,
                                           please sign in full corporate name
PLEASE BE SURE      DATE                   by president or other authorized
TO SIGN AND DATE        --------------     officer. If a partnership, please
THIS PROXY IN THE BOX BELOW.               sign in partnership name by
                                           authorized person.)
---------------------------------------
Stockholder sign above                     PLEASE CHECK THIS BOX IF YOU EXPECT
                                           TO ATTEND THE ANNUAL MEETING IN
---------------------------------------    PERSON.
Co-holder (if any) sign above                                             [ ]



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                              RX MEDICAL SERVICES CORP.
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